FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES	12 Months Ended
Dec. 31, 2022
Fair Value Disclosures [Abstract]
Fair value of financial assets and liabilities	FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES
The principal financial assets of the Company at December 31, 2022 and 2021, consist primarily of cash and cash equivalents, restricted cash, other current assets, receivables due from related parties and derivative instruments receivable. The principal financial liabilities of the Company consist of payables due to related parties, accounts payable, other current liabilities, derivative instruments payable and long-term debt.
The fair value measurements requirement applies to all assets and liabilities that are being measured and reported on a fair value basis. The assets and liabilities carried at fair value should be classified and disclosed in one of the following three categories based on the inputs used to determine its fair value:
Level 1: Quoted market prices in active markets for identical assets or liabilities;
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data;
Level 3: Unobservable inputs that are not corroborated by market data.
The fair value of the Company's cash and cash equivalents and restricted cash approximates their carrying amounts reported in the accompanying consolidated balance sheets.
The fair value of other current assets, receivables from related parties, payables due to related parties, accounts payable and other current liabilities approximate their carrying amounts reported in the accompanying consolidated balance sheets.

The fair value of floating rate debt has been determined using Level 2 inputs and is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly or semi-annual basis. Carrying value of the floating rate debt is shown net deduction of debt issuance cost, while fair value of floating rate debt is shown gross.

The fixed rate debt has been determined using Level 2 inputs being the discounted expected cash flows of the outstanding debt.

The following table includes the estimated fair value and carrying value of those assets and liabilities.

		2022	2022	2021	2021
(in thousands of $)	Fair value hierarchy level	Carrying value of asset (liability)	Fair value asset (liability)	Carrying value of asset (liability)	Fair value asset (liability)
Cash and cash equivalents	Level 1	332,329	332,329	200,652	200,652
Restricted cash	Level 1	72	72	518	518
Derivative instruments assets	Level 2	55,515	55,515	5,862	5,862
Derivative instruments liabilities	Level 2	—	—	(4,764)	(4,764)
Floating rate debt	Level 2	(1,563,657)	(1,579,878)	(1,206,522)	(1,221,603)
Fixed rate debt	Level 2	(151,074)	(159,698)	(426,897)	(465,287)

There have been no transfers between different levels in the fair value hierarchy during the year.
Assets Measured at Fair Value on a Recurring Basis
The fair value (Level 2) of interest rate swap derivative agreements is the present value of the estimated future cash flows that we would receive or pay to terminate the agreements at the balance sheet date, taking into account, as applicable, fixed interest rates on interest rate swaps, current interest rates, forward rate curves and the credit worthiness of both us and the derivative counterparty.
Concentration of Risk
There is a concentration of credit risk with respect to cash and cash equivalents to the extent that substantially all of the amounts are carried with SEB (S&P Global rating: A+), Nordea (S&P Global rating: AA-), Danske Bank (S&P Global rating: A+) and DNB (S&P Global rating: AA-).